EXHIBIT A

                                      Fees


Bishop Street Funds
                                                                         Maximum
Fund Name                                           Class                  Fee
--------------------------------------------------------------------------------
Bishop Street Hawaii Municipal Bond Portfolio       Institutional         0.25%
                                                    Class A               0.25%

Bishop Street High Grade Income Portfolio           Institutional         0.25%
Bishop Street Strategic Growth Fund                 Institutional         0.25%

Bishop Street Dividend Value Fund                   Institutional         0.25%
Bishop Street Short-Duration Bond Fund              Institutional         0.10%

The Advisors' Inner Circle Fund
                                                                         Maximum
Fund Name                                           Class                  Fee
--------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio                  Investor              0.25%
                                                    Y                     0.10%

AT Disciplined Equity Fund                          Investor              0.15%
AT Income Opportunity Fund                          Investor              0.15%
AT Mid Cap Equity Fund                              Investor              0.15%

Cambiar Opportunity Fund                            Investor              0.25%
Cambiar International Equity Fund                   Investor              0.25%
Cambiar Small Cap Fund                              Investor              0.25%
Cambiar Unconstrained Equity Fund                   Investor              0.25%
Cambiar SMID Fund                                   Investor              0.25%
Cambiar Global Select Fund                          Investor              0.25%
Cambiar International Small Cap                     Institutional         0.25%

CBRE Clarion Long Short Fund                        Institutional         0.10%
                                                    Investor              0.20%
CBRE Clarion Global Infrastructure Value Fund       Institutional         0.10%
                                                    Investor              0.20%

Cornerstone Advisors Fixed Income Fund              Institutional         0.05%
Cornerstone Advisors Global Public Equity Fund      Institutional         0.05%
Cornerstone Advisors Income Opportunities Fund      Institutional         0.05%
Cornerstone Advisors Public Alternatives Fund       Institutional         0.05%
Cornerstone Advisors Real Assets Fund               Institutional         0.05%

Edgewood Growth Fund                                Retail                0.25%
                                                    Service               0.25%

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Hamlin High Dividend Equity Fund                    Investor              0.25%

Sands Capital Global Growth Fund                    Investor              0.25%

THB MicroCap Fund                                   Investor              0.25%
THB Small Cap Value Fund                            Investor              0.25%

Westwood SmidCap Fund                               Institutional         0.20%
Westwood SmidCap Plus Fund                          Institutional         0.20%
Westwood SmallCap Value Fund                        Institutional         0.20%
Westwood Opportunistic High Yield Fund              Institutional         0.15%
Westwood Market Neutral Income Fund                 Institutional         0.15%
Westwood Income Opportunity Fund                    Institutional         0.15%


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The Advisors' Inner Circle Fund II

                                                                         Maximum
Fund Name                                           Class                  Fee
--------------------------------------------------------------------------------

Hancock Horizon Government Money Market Fund        Class A               0.25%
                                                    Instit'l
                                                    Sweep                 0.25%
Hancock Horizon Core Bond Fund                      Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Value Fund                          Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Growth Fund                         Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Burkenroad Small Cap                Class A               0.25%
                                                    Class D               0.25%
Hancock Horizon U.S. Small Cap Fund                 Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Diversified International Fund      Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Quantitative Long/Short Fund        Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Louisiana Tax-Free Income Fund      Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Mississippi Tax-Free Income Fund    Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Diversified Income Fund             Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Dynamic Asset Allocation Fund       Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon International Small Cap Fund        Class A               0.25%
                                                    Class C               0.25%
Hancock Horizon Microcap Fund                       Class A               0.25%
                                                    Class C               0.25%

RQSI Small Cap Hedged Equity Fund                   Retail                0.25%

Westfield Capital Large Cap Growth Fund             Investor              0.25%
Westfield Capital Dividend Growth Fund              Investor              0.25%

                                                    Retirement
LM Capital Opportunistic Bond Fund                  Class                 0.15%


                                                        Revised: August 16, 2016